UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2014

Chesapeake Utilities Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302.734.6799

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2014, the Board of Directors (the "Board") of Chesapeake Utilities Corporation (the "Company") increased the size of the board from twelve to thirteen directors and appointed Ronald G. Forsythe, Jr., Ph.D. to fill the resulting vacancy, effective November 1, 2014. Dr. Forsythe will serve as a Class III director and it is expected that he will stand for re-election at the 2015 Annual Meeting of Stockholders.

Dr. Forsythe will receive the standard non-employee director compensation for serving on the Board, including $25,616 of cash and $25,616 payable in shares of the Company’s common stock, $0.4867 par value, representing the pro-rata portions of the annual non-employee cash retainer of $50,000 and annual non-employee equity retainer valued at $50,000 for the May 2014 – May 2015 term. The number of shares comprising the equity retainer will be determined based upon the closing sale price of the Company’s common stock on October 31, 2014, and will be issued to Dr. Forsythe on November 1, 2014 upon commencement of his service. The shares will be issued under the 2013 Stock and Incentive Compensation Plan ("SICP") and will be fully vested as of the date of the issuance. The terms of the SICP are fully described in the Company’s Proxy Statement dated March 29, 2013, in connection with the Company’s 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2013. Dr. Forsythe will also receive an additional cash fee of $1,200 for each Board meeting attended, to which non-employee directors are entitled. He will also be reimbursed for normal business expenses incurred in connection with attending meetings and performing other Board-related services.

A copy of the Company’s press release regarding Dr. Forsythe’s appointment, which was issued on September 15, 2014, is attached as Exhibit 99.1 and includes biographical information for Dr. Forsythe.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 — Press Release of Chesapeake Utilities Corporation, dated September 15, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

September 15, 2014	By:	Beth W. Cooper

Name: Beth W. Cooper
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 — Press Release of Chesapeake Utilities Corporation, dated September 15, 2014.